Exhibit 99.1

AAAAI 2023 ANNUAL MEETING Not for promotional use © 2023 Blueprint Medicines Corporation Suki patient with indolent systemic mastocytosis Detailed data from registrational PIONEER study demonstrate broad impact of AYVAKIT in patients with ISM AAAAI 2023 Annual Meeting February 27, 2023

AAAAI 2023 ANNUAL MEETING Not for promotional use 2 Agenda INTRODUCTION Kate Haviland, Chief Executive Officer, Blueprint Medicines PIONEER TRIAL RESULTS Mariana Castells, MD, PhD, Director, Mastocytosis Center, Brigham and Women’s Hospital DISCUSSION Becker Hewes, MD, Chief Medical Officer, Blueprint Medicines Q&A

AAAAI 2023 ANNUAL MEETING Not for promotional use 3 Forward - looking statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, including, without limitation, statements regarding plans, strategies, timelines and expectations for Blueprint Medicines’ current or future approved drugs and drug candidates, including approvals and launches, the initiation of clinical trials or the results of ongoing and planned clinical trial ; Blueprint Medicines’ plans, strategies and timelines to nominate development candidates ; timelines and expectations for interactions with the U . S . Food and Drug Administration (FDA), European Medicines Agency (EMA) and other regulatory authorities ; statements regarding the plans and potential benefits of AYVAKIT in treating patients with indolent SM ; statements regarding plans and expectations for Blueprint Medicines' current or future approved drugs and drug candidates ; the potential benefits of any of Blueprint Medicines’ current or future approved drugs or drug candidates in treating patients ; and Blueprint Medicines' financial performance, strategy, goals and anticipated milestones, business plans and focus . The words "aim," "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "target" and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . Any forward - looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward - looking statements contained in this presentation, including, without limitation : the risk that the partial clinical hold on the VELA trial may or may not be resolved in a timely manner ; there may be additional adverse events observed that could impact the extent of the partial clinical hold or Blueprint Medicines' resolution of the partial clinical hold ; there may be amendments to the trial protocol that impact the timing of the trial or evaluation of the data ; preliminary activity and safety data may not be representative of more mature data ; the COVID - 19 pandemic may impact Blueprint Medicines' business, operations, strategy, goals and anticipated milestones, including ongoing and planned research and discovery activities, Blueprint Medicines' ability to conduct ongoing and planned clinical trials ; the risk of delay of any current or planned clinical trials or the development of Blueprint Medicines' current or future drug candidates ; risks related to Blueprint Medicines' ability to successfully demonstrate the safety and efficacy of its drug candidates and gain approval of its drug candidates on a timely basis, if at all ; preclinical and clinical results for Blueprint Medicines' drug candidates may not support further development of such drug candidates either as monotherapies or in combination with other agents or may impact the anticipated timing of data or regulatory submissions ; the timing of the initiation of clinical trials and trial cohorts at clinical trial sites and patient enrollment rates may be delayed or slower than anticipated ; actions of regulatory agencies may affect the initiation, timing and progress of clinical trials ; risks related to Blueprint Medicines' ability to obtain, maintain and enforce patent and other intellectual property protection for its products and current or future drug candidates it is developing ; and the success of Blueprint Medicines' current and future collaborations, financing arrangements, partnerships or licensing arrangements . Any forward - looking statements contained in this press release represent Blueprint Medicines' views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date . Except as required by law, Blueprint Medicines explicitly disclaims any obligation to update any forward - looking statements contained in this presentation as a result of new information, future events or otherwise . Accordingly, readers are cautioned not to place undue reliance on these forward - looking statements . This presentation also contains estimates, projections and other statistical data made by independent parties and by Blueprint Medicines relating to market size and growth and other data about Blueprint Medicines’ industry . These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . In addition, projections, assumptions and estimates of Blueprint Medicines’ future performance and the future performance of the markets in which the company operates are necessarily subject to a high degree of uncertainty and risk . Blueprint Medicines, AYVAKIT, AYVAKYT and associated logos are trademarks of Blueprint Medicines Corporation .

AAAAI 2023 ANNUAL MEETING Not for promotional use INTRODUCTION CHIEF EXECUTIVE OFFICER BLUEPRINT MEDICINES KATE HAVILAND

AAAAI 2023 ANNUAL MEETING Not for promotional use 5 AYVAKIT achieved the primary and all key secondary endpoints TSS, total symptom score; VAF, variant allele fraction; MC, mast cell. Primary Endpoint Mean Change in TSS 0.003 Secondary Endpoints ≥30% Reduction in TSS 0.009 ≥50% Reduction in TSS 0.005 Mean Change in Most Severe Symptom Score 2 0.015 ≥50% Reduction in Serum Tryptase <0.0001 ≥50% Reduction in KIT D816V VAF <0.0001 ≥50% Reduction in Bone Marrow MC Aggregates <0.0001 P VALUE 1 AYVAKIT was well - tolerated, with a safety profile favorable to placebo

AAAAI 2023 ANNUAL MEETING Not for promotional use 6 Clinically meaningful impact across diversity of measures IMPROVED SYMPTOMS WITH DEEPENED RESPONSES OVER TIME 2 IMPROVED QUALITY - OF - LIFE 3 AYVAKIT showed systemic impact with a safety profile supportive of chronic treatment RAPID AND SUSTAINED DECREASES IN MAST CELL BURDEN 1 1. Blueprint Medicines PIONEER data

Blueprint is the leader in SM, with AYVAKIT anchoring our franchise

ROBUST RESEARCH & DEVELOPMENT CAPABILITY

- >500 patient years of AYVAKIT clinical data in SM
- AYVAKIT granted FDA breakthrough therapy designations for advanced and moderate-to-severe ISM
- AYVAKIT/AYVAKYT is FDA and EMA approved for advanced SM

GLOBAL COMMERCIAL INFRASTRUCTURE

- $111M in global AYVAKIT net sales in 2022, representing 2x YoY growth
- ~500 U.S. patients on therapy
- ~400 U.S. accounts with experience
- Ongoing EU launch in advanced SM

MAST CELL DISORDER FRANCHISE STRATEGY

- AVAYKIT/AYVAKYT marketing applications for ISM under review in the U.S. and EU
- Ongoing Phase 2/3 HARBOR trial of elenestinib in patients with ISM
- Wild-type KIT research program for chronic spontaneous urticaria blueprint MEDICINES
AAAAI 2023 ANNUAL MEETING
Not for promotional use
7

AAAAI 2023 ANNUAL MEETING Not for promotional use 8 Blueprint 2027: Doubling our impact, in half the time Approved medicines Disease leadership areas Late - stage clinical programs Research platforms Cumulative development candidates 2011 - 2022 2 1 2 1 14 Planned 2022 - 2027 4+ 3+ 4+ 2 25+ 2027

AAAAI 2023 ANNUAL MEETING Not for promotional use PIONEER RESULTS DIRECTOR, MASTOCYTOSIS CENTER BRIGHAM AND WOMEN’S HOSPITAL DR. MARIANA CASTELLS, MD, PHD

AAAAI 2023 ANNUAL MEETING Not for promotional use Dr. Mariana Castells, MD, PhD AAAAI, American Academy of Allergy, Asthma & Immunology; ABAI, American Board of Allergy and Immunology. 10 • Brigham and Women’s Hospital, Boston ‒ Director, Mastocytosis Center ‒ Director, Drug Hypersensitivity and Desensitization Center • Professor, Harvard Medical School • Board of Directors: AAAAI, ABAI ‒ AAAAI Foundation Research Chair • PIONEER trial investigator

Efficacy and Safety of Avapritinib in Indolent Systemic Mastocytosis (ISM): Results from the Double - Blind Placebo - Controlled PIONEER Study AAAAI Annual Meeting, San Antonio, TX; February 24 – 27, 2023 Mariana Castells , 1* Jason Gotlib, 2* Hanneke Oude Elberink, 3 Frank Siebenhaar, 4,5 Karin Hartmann, 6,7 Sigurd Broesby - Olsen, 8 Tracy I. George, 9 Jens Panse, 10 Ivan Alvarez - Twose, 11 Deepti H. Radia, 12 Tsewang Tashi, 13 Cristina Bulai Livideanu, 14 Vito Sabato, 15 Paul Van Daele, 16 Sonia Cerquozzi, 17 Ingunn Dybedal, 18 Andreas Reiter, 19 Thanai Pongdee, 20 Stéphane Barete, 21 Lawrence Schwartz, 22 Prithviraj Bose, 23 Massimo Triggiani, 24 William Shomali, 2 Matthew Giannetti, 25 Ilda Bidollari, 26 Hui - Min Lin, 26 Robyn Scherber, 26 Maria Roche, 26 Cem Akin, 27** Marcus Maurer 4,5** *Equally contributing first authors; **Equally contributing last authors 1 Department of Medicine, Brigham and Women’s Hospital, Boston, MA, USA; 2 Stanford Cancer Institute / Stanford University School of Medicine, Stanford, CA, USA; 3 Department of Allergology, University Medical Center Groningen, University of Groningen, Groningen, Netherlands; 4 Institute of Allergology, Charité – Universitätsmedizin ࣯ Berlin, ࣯ Corporate ࣯ member ࣯ of ࣯ Freie Universität Berlin and ࣯ Humboldt - Universität zu Berlin, Berlin, Germany; ࣯ 5 Fraunhofer Institute for Translational Medicine and Pharmacology ITMP, Allergology and Immunology, Berlin, ࣯ Germany; 6 Division of Allergy, Department of Dermatology, University Hospital Basel and University of Basel, Basel, Switzerland; 7 Department of Biomedicine, University Hospital Basel and University of Basel, Basel, Switzerland; 8 Department of Dermatology and Allergy Centre, Odense University Hospital, Odense, Denmark; 9 ARUP Laboratories, Department of Pathology, University of Utah School of Medicine, Salt Lake City, UT, USA; 10 Department of Oncology, Hematology, Hemostaseology and Stem Cell Transplantation, University Hospital Aachen, Medical Faculty, RWTH Aachen University, Aachen, Germany; 11 Institute of ࣯ Mastocytosis ࣯ Studies of ࣯ Castilla - La Mancha, Toledo, Spain; 12 Guy’s & St Thomas’ NHS Foundation Trust, London, United Kingdom; 13 Huntsman Cancer ࣯ Institute, University of Utah, Salt Lake City, UT, USA; 14 Département de dermatologie , CEREMAST CHU de Toulouse, Toulouse, France; 15 Department of Immunology, Allergology and Rheumatology, University of Antwerp and Antwerp University Hospital, Antwerp, Belgi um; 16 Department of Internal Medicine, Erasmus Medical Center, Rotterdam, Netherlands; 17 Department of Medicine, Alberta Health Services and Cumming School of Medicine, University of Calgary, Calgary, AB, Canada; 18 Department of Hematology, Oslo University Hospital, Oslo, Norway; 19 University Hospital Mannheim, Heidelberg University, Mannheim, Germany; 20 Division of Allergic Diseases, Mayo Clinic, Rochester, MN, USA; 21 Unit of Dermatology Reference Centre for Mastocytosis (CEREMAST) AP - HP, Pitié - Salpêtrière Hospital, Sorbonne Université, Paris, France; 22 Department of Internal Medicine, Virginia Commonwealth University, Richmond, VA, USA; 23 The University of Texas MD Anderson Cancer Center, Houston, TX, USA; 24 Division of Allergy and Clinical Immunology, University of Salerno, Salerno, Italy; 25 Division of Allergy and Clinical Immunology, Brigham and Women’s Hospital, Boston, MA, USA; 26 Blueprint Medicines Corporation, Cambridge, MA, USA; 27 University of Michigan, Ann Arbor, MI, USA. 11 Not for promotional use

Indolent systemic mastocytosis (ISM) is a clonal mast cell disease driven by the KIT D816V mutation in ~ 95% of adult cases[1–3]

- Patients with **ISM** can have lifelong **debilitating symptoms** across multiple organ systems[4–8]
- Most patients rely on polypharmacy for the management of symptoms with best supportive care **(BSC) medications**[8–10]
- Symptoms are **not adequately controlled** with BSC medications in many patients with ISM[8–10]
- Currently, there are **no approved therapies** that target the **KIT D816V-mutated** tyrosine kinase in ISM


SKIN
Darier's sign,
urticaria pigmentosa,
extreme flushing, pruritus
KIT
D816V
mast
cells
NEUROPSYCHIATRIC
Brain fog, depression,
migraines, anxiety
CARDIOVASCULAR
Syncope, dizziness,
palpitations, hypotensive
anaphylaxis
MUSCULOSKELTAL
Bone/muscle pain,
osteoporosis/
osteosclerosis
SYSTEMIC
fatigue, malaise,
weight loss
GASTROINTESTINAL
Diarrhea, nausea/vomiting,
abdominal pain

BSC, best supportive care; ISM, indolent systemic mastocytosis.

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Avapritinib is a potent and highly selective oral therapy targeting KIT D816V, the underlying driver of systemic mastocytosis nM, nanomolar concentration. Avapritinib kinase inhibitor activity Highly selective kinome profile KIT D816V IC 50 =0.27 nM Potently and selectively inhibits the autophosphorylation of KIT D816V, with an IC 50 of 0.27 nanomolar in selective cellular assays 11  KIT D816V KIT wild type Avapritinib 0.27 73 Biochemical IC 50 (nM) 13 Not for promotional use

Avapritinib in advanced systemic mastocytosis a Patients with systemic mastocytosis and an associated hematologic neoplasm only. b Data for best available therapy from retrospective real - world patient chart review, methodology described previously; shading represents 95% confidence interval. 17 AdvSM , advanced systemic mastocytosis . AdvSM - SAF, advanced systemic mastocytosis symptom assessment form. Reduction in mast cell burden biomarkers 12,13 Months Avapritinib BAT Log - rank p value < 0.05* 0 0 5 10 15 20 25 30 Avapritinib BAT 38 118 33 105 18 82 13 64 4 53 2 46 0 0 Survival probability 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 Survival benefit vs. real - world best available therapy 14,b Avapritinib is approved in the US and EU for AdvSM with a starting dose of 200 mg once daily 15,16 VAF <1% 20 0 – 20 – 40 – 80 – 100 – 60 Reduction in peripheral blood KIT D816V VAF 12,a Baseline On study Patient permission granted for use of photos Improved symptom severity 12,13 Patients experienced an improvement in all AdvSM symptoms per the AdvSM - SAF 12,13 14 Not for promotional use

Registrational PIONEER study: Randomized, double-blind, placebo-controlled study in patients with ISM

Screening period

- Best supportive care medications (BSC) optimized for up to a month
  - Antihistamines, cromolyn, anti-IgE antibody, leukotriene receptor antagonists, corticosteroids, etc.
- Eligibility
  - Age ≥18 years
  - ISM by central pathology review
  - Moderate to severe symptoms (TSS ≥28) after ≥2 BSC medications

Randomization → **Double-blind treatment period (24 weeks)** → **Open-label extension (5 years)**

Study initiation: June 2020 | Data cut for treatment period: June 2022 | Open-label extension: to 2027

(N=212)

R 2:1

Avapritinib 25 mg QD[a] n=141

Both groups continued optimized BSC as needed

Placebo n=71

Avapritinib 25 mg QD (ongoing)

Symptoms
Primary endpoint

- Mean change in ISM-SAF Total Symptom Score (**TSS**) from baseline to Week 24

- Mean change in **individual symptom scores** of ISM-SAF
- Mean change in **most severe symptom score**

Biomarkers of mast cell burden
Key secondary endpoints

- ≥50% reduction in **serum tryptase** levels
- ≥50% reduction in ***KIT* D816V VAF** in peripheral blood (or below level of detection [<0.02%] for patients with a detectable mutation at baseline)
- ≥50% reduction in in bone marrow **mast cell aggregates**

Quality of life

- Mean % change in QoL score, as measured by **MC-QoL**

[a]The recommended dose of avapritinib for the double-blind period and open-label extension was identified based on efficacy and safety results from Part 1 that included 4 cohorts: 25 mg avapritinib (n=10), 50 mg avapritinib (n=10), 100 mg avapritinib (n=10) and placebo (n=9). Patients treated with high dose steroids within 7 days of primary endpoint (n=4) were excluded from the week 24 analysis, but included at other timepoints of the study. Percentages were calculated based on available data at the timepoint. One-sided P-values are reported for primary and key secondary endpoints. ISM-SAF, Indolent Systemic Mastocytosis-Symptom Assessment Form; MC-QoL, Mastocytosis Quality of Life Questionnaire; QD, once daily; QoL, quality of life; R, randomized; TSS, total symptom score; VAF, variant allele fraction.

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ISM - SAF: Validated symptom assessment tool specifically developed for evaluation of ISM symptomology 18 – 20 ISM Symptom Assessment Form (ISM - SAF) ISM Symptom Scoring Abdominal pain Scored 0 – 10 daily on handheld device 0 = no symptom 10 = worst imaginable symptom Analyzed as a 14 - day moving average Diarrhea Nausea Spots Itching Flushing Brain Fog Headache Dizziness Bone pain Fatigue TSS (0 – 110) Higher scores represent more severe symptoms • Total Symptom Score (TSS) based on severity of 11 ISM symptoms • Developed over past 8 years with input from patients, disease experts, and global regulatory agencies 19 ISM - SAF 16 Not for promotional use

Baseline patient and disease characteristics were balanced between groups

Patient demographic	Avapritinib 25 mg QD (n=141)	Placebo (n=71)
Age (years), median (range)	50.0 (18–77)	54.0 (26–79)
Female, n (%)	100 (70.9)	54 (76.1)
ISM symptom burden		
TSS score, mean (SD)	50.2 (19.1)	52.4 (19.8)
Most severe symptom score, mean (SD)	7.7 (1.7)	7.9 (1.7)
Mast cell burden		
Median serum tryptase (central), ng/mL (range)	38.4 (3.6–256.0)	43.7 (5.7–501.6)
Median bone marrow biopsy mast-cells (central), % (range)	7.0 (1.0–50.0)	7.0 (1.0–70.0)
Mast-cell aggregates present, n (%)	106 (75.2)	57 (80.3)
Median *KIT* D816V VAF in peripheral blood, % (range)[a]	0.4 (0.02–41.3)	0.3 (0.02–36.7)
KIT D816V positivity, n (%)	131 (92.9)	69 (97.2)

SM therapy	Avapritinib 25 mg QD (n=141)	Placebo (n=71)
Prior cytoreductive therapy, n (%)[b]	19 (13.5)	7 (9.9)
Prior TKI therapy, n (%)	10 (7.1)	4 (5.6)
BSC use		
Number of BSC treatments, median (range)	3 (0-11)	4 (1-8)
BSC use at baseline, n (%)[c]	140 (99.3)	71 (100.0)
H1 Antihistamines	137 (97.2)	71 (100.0)
H2 Antihistamines	93 (66.0)	47 (66.2)
Leukotriene receptor antagonists	49 (34.8)	25 (35.2)
Cromolyn sodium	43 (30.5)	25 (35.2)
Proton pump inhibitors	22 (15.6)	20 (28.2)
Corticosteroids	17 (12.1)	7 (9.9)
Anti-IgE antibody (omalizumab)	14 (9.9)	7 (9.9)
Other	33 (23.4)	19 (26.8)

[a]The limit of detection was 0.02%. [b]Cytoreductive therapies included dasatinib, imatinib, masitinib, nilotinib, midostaurin, brentuximab vedotin, cladribine, hydroxyurea, rapamycin, and interferon alfa. Includes treatments received by patients at baseline; patients may have received BSC treatments previously that had been discontinued at the time of enrollment/baseline.
[c]All patients had at least two BSC prior to or at screening. A total of 10 (7.1%) patients treated with avapritinib and 5 (7.0%) patients treated with placebo had <2 BSC at the start of the study.
ISM, indolent systemic mastocytosis; SD, standard deviation; SM, systemic mastocytosis; TKI, tyrosine kinase inhibitor; TSS, total symptom score.

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Rapid and sustained reductions in biomarkers of mast cell burden in avapritinib - treated patients versus placebo BM, bone marrow; CI, confidence interval. Patients with ≥ 50% reduction in peripheral blood KIT D816V VAF Baseline 4 8 12 16 20 24 ≥50% reduction or undetected KIT D816V (%) 118 63 110 57 113 54 109 52 107 51 104 53 109 54 80 70 50 20 10 0 Double - blind treatment period Visit (week) 60 30 40 Avapritinib 25 mg QD Placebo Baseline 4 8 12 20 24 Visit (week) ≥50% reduction in tryptase level (%) Number of patients 141 71 133 66 136 62 132 61 128 62 134 64 Avapritinib Placebo 70 60 50 40 10 0 Double - blind treatment period 20 30 16 133 60 Avapritinib 25 mg QD Placebo Patients with ≥ 50% reduction in serum tryptase At Week 24 Avapritinib 25 mg QD (n=141) Placebo (n=71) P - value Proportion of patients with ≥50% reduction in BM mast cell aggregates (95% CI) 52.8% (42.9 – 62.6) 22.8% (12.7 – 35.8) <0.0001 At Week 24 Avapritinib 25 mg QD (n=141) Placebo (n=71) P - value Proportion of patients with ≥50% reduction in serum tryptase (95% CI) 53.9% (45.3 – 62.3) 0.0% (0.0 – 5.1) <0.0001 At Week 24 Avapritinib 25 mg QD (n=141) Placebo (n=71) P - value Proportion of patients with ≥50% reduction in KIT D816V VAF (95% CI) 67.8% (58.6 – 76.1) 6.3% (1.8 – 15.5) <0.0001 Key secondary endpoints 18 Not for promotional use

Avapritinib demonstrated significant and durable improvement in symptoms versus placebo SE, standard error of the mean. Visit (week) Mean change ± SE Roll over to open - label extension Double - blind treatment period Open - label extension Number of patients 139 71 137 71 135 71 135 68 137 67 136 66 133 66 123 60 106 51 91 41 76 39 70 33 60 26 Avapritinib Placebo Worse symptoms Improved symptoms 0 – 5 – 10 – 15 – 20 – 25 Baseline 4 8 12 16 20 24 28 32 36 40 44 48 Placebo Placebo group crossing over to receive avapritinib Avapritinib 25 mg QD At Week 24 Avapritinib 25 mg QD (n=141) Placebo (n=71) P - value Mean change in TSS (95% CI) – 15.58 ( – 18.61, – 12.55) – 9.15 ( – 13.12, – 5.18) 0.003 All patients on avapritinib (ongoing) Roll over from double - blind period: Avapritinib: 135/141 (95.7%) Placebo: 66/71 (93.0%) A one - sided P - value of <0.025 was needed to declare avapritinib as superior in reducing TSS versus placebo. TSS over time Primary endpoint 19 Not for promotional use

- 1.80 - 2.21 - 1.86 - 1.54 - 1.11 - 1.09 - 1.40 - 1.29 - 1.34 - 1.35 - 1.72 - 2.22 - 0.96 - 1.06 - 0.63 - 1.20 - 0.89 - 1.05 - 0.98 - 0.93 - 0.89 - 0.82 - 1.11 - 1.42 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 Mean TSS absolute change from baseline to 24 weeks, individual ISM - SAF, by treatment group Avapritinib 25 mg QD (n=131) Placebo (n=66) Bone pain Flushing Itching Spots Abdominal pain Diarrhea severity Nausea Brain fog Dizziness Headache Fatigue Most severe symptom score Avapritinib demonstrated improvement in all individual ISM symptoms versus placebo including the most severe symptom at baseline Skin Gastrointestinal Neurocognitive Systemic Regardless of which symptom was rated most severe at baseline, avapritinib patients had a significant reduction in this versus placebo At Week 24 Avapritinib 25 mg QD (n=131) Placebo (n=66) P - value Mean change in most severe symptom score (SD) – 2.22 (2.30) – 1.42 (1.88) 0.015 Change from baseline 20 Not for promotional use

- 1.80 - 2.21 - 1.86 - 1.54 - 1.11 - 1.09 - 1.40 - 1.29 - 1.34 - 1.35 - 1.72 - 2.22 - 0.96 - 1.06 - 0.63 - 1.20 - 0.89 - 1.05 - 0.98 - 0.93 - 0.89 - 0.82 - 1.11 - 1.42 - 2.33 - 2.79 - 2.65 - 1.92 - 1.51 - 1.36 - 1.43 - 1.79 - 1.48 - 1.58 - 1.88 - 2.31 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 Avapritinib 25 mg QD, 24 weeks, n=131 Placebo, 24 weeks, n=66 Avapritinib 25 mg QD, 48 weeks C ontinued improvement was observed in all individual symptoms among avap ritinib - t reated patients at 48 weeks Mean TSS absolute change from baseline up to 48 weeks, individual ISM - SAF, by treatment group Bone pain Flushing Itching Spots Abdominal pain Diarrhea severity Nausea Brain fog Dizziness Headache Fatigue Most severe symptom score Skin Gastrointestinal Neurocognitive Systemic Change from baseline 21 Not for promotional use

≥ 30% reduction in ISM - SAF TSS score over time ≥ 50% reduction in ISM - SAF TSS score over time Avapritinib - treated patients were significantly more likely than placebo to reach the TSS ≥30% and TSS ≥50% reduction thresholds over time Placebo Placebo group crossing over to receive avapritinib 25 mg QD Avapritinib 25 mg QD Treatment group: Baseline 4 8 12 16 20 24 Visit (week) ≥50% reduction in TSS (%) 139 71 135 71 133 71 133 68 135 67 134 66 131 66 121 60 104 51 89 41 74 39 69 33 58 26 50 40 30 20 10 0 28 32 36 40 44 48 Roll over to open - label extension Double - blind treatment period Open - label extension (ongoing) Baseline 4 8 12 16 20 24 Visit (week) ≥30% reduction in TSS (%) Number of patients 139 71 135 71 133 71 133 68 135 67 134 66 131 66 121 60 104 51 89 41 74 39 69 33 58 26 Avapritinib Placebo 70 60 50 40 10 0 28 32 36 40 44 48 Roll over to open - label extension Double - blind treatment period Open - label extension (ongoing) 20 30 All patients on avapritinib All patients on avapritinib At Week 24 Avapritinib 25 mg QD (n=141) Placebo (n=71) P - value Proportion of patients with ≥30% reduction in TSS (95% CI) 45.4% (37.0 – 54.0) 29.6% (19.3 – 41.6) 0.009 At Week 24 Avapritinib 25 mg QD (n=141) Placebo (n=71) P - value Proportion of patients with ≥50% reduction in TSS (95% CI) 24.8% (17.9 – 32.8) 9.9% (4.1 – 19.3) 0.005 60.7% at Week 48 39.3% at Week 48 22 Not for promotional use

Avapritinib demonstrated sustained improvement in MC - QoL versus placebo, an established and validated disease - specific QoL measure ITT, intent - to - treat. *p≤0.05. - 28.41 * - 38.52 * - 41.47 * - 24.11 - 14.58 - 16.58 - 23.44 - 11.98 % Change from baseline 20 25 30 35 40 45 50 55 60 65 70 Change in mean MC - QoL component score from baseline to Week 24 in the ITT population Lower = better At Week 24 Avapritinib 25 mg QD (n=141) Placebo (n=71) P - value Mean % change MC - QoL (95% CI) – 34.3% ( – 39.9, – 28.7) – 17.9% ( – 25.1, – 10.8) 0.001 Visit (week) Baseline 4 8 12 16 20 24 28 32 36 40 44 48 Mild 21 Moderate 21 Severe 21 Placebo Placebo group crossing over to receive avapritinib 25 mg QD Avapritinib 25 mg QD MC - QoL Total Score (mean) 37.9 35.4 57.5 Roll over to open - label extension Double - blind treatment period Open - label extension (ongoing) All patients on avapritinib (ongoing) Symptoms Social Life/ Functioning Emotions Skin MC - QoL total score (mean) ITT Patients Part 2 and Part 3 23 Not for promotional use

Avapritinib 25mg QD was well tolerated, with a similar safety profile to placebo

- Majority of AEs were Grade 1 or 2 with a low rate of discontinuation
- SAEs were reported more frequently in the placebo group (no treatment-related SAEs in either group)
- Edema adverse events were higher in the avapritinib group (majority Grade 1, and did not result in discontinuation)

	Avapritinib 25 mg QD (N=141)	Placebo (N=71)
Any AEs[a,b], n (%)	128 (90.8)	66 (93.0)
Grade 1–2 AEs	98 (69.5)	51 (71.8)
Grade 1–2 related AEs	74 (52.5)	30 (42.3)
Grade ≥3 AEs	30 (21.3)	15 (21.1)
Grade ≥3 related AEs	3 (2.1)	2 (2.8)
SAEs, n (%)	7 (5.0)	8 (11.3)
Any grade TRAEs	77 (54.6)	32 (45.1)
Most frequently reported TRAEs (≥5% of patients)		
Headache	11 (7.8)	7 (9.9)
Nausea	9 (6.4)	6 (8.5)
Peripheral edema	9 (6.4)	1 (1.4)
Periorbital edema	9 (6.4)	2 (2.8)
Dizziness	4 (2.8)	5 (7.0)
TRAEs leading to discontinuation	2 (1.4)	1 (1.4)

[a]AEs refer to treatment-emergent AEs (TEAEs), defined as any AE that occurred between day 1 of Part 2 through to a day prior to day 1 of Part 3 if the patient crossed over to Part 3; if the patient did not cross over, then through 30 days after the last dose of study drug.
[b]There were too few events (≤5 per group) to assess the impact of avapritinib on anaphylaxis.
AEs, adverse events; SAEs, serious adverse events; TRAEs, treatment-related adverse events.

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Summary • ISM patients can suffer from a wide range of debilitating symptoms often not adequately controlled by BSC medications • PIONEER is the first randomized, double - blind, placebo - controlled trial of a highly selective KIT D816V - targeting agent in patients with Indolent SM • Avapritinib - treated patients showed rapid, durable and clinically meaningful improvements in mast cell burden, symptoms, and QoL compared to placebo - treated patients at 24 weeks of treatment • Avapritinib was well tolerated with a similar safety profile to placebo • Open - label extension assessing long - term safety and efficacy of 25 mg QD avapritinib ongoing • Avapritinib selectively targets KIT D816V, the underlying driver of disease • Avapritinib reduced mast cell burden, improved symptoms, and improved quality of life for patients, potentially offering a promising new treatment option for patients with ISM Conclusion 25 Not for promotional use

Acknowledgements • We thank the patients and their families for making this trial possible • We also thank the investigators and clinical trial teams who participated in the trial • Medical writing support was provided by Will Wheddon, MSci, and editorial support was provided by Travis Taylor, BA, all of Paragon, Knutsford, UK, supported by Blueprint Medicines Corporation, Cambridge, MA, according to Good Publication Practice guidelines 26 Not for promotional use

Not for promotional use DISCUSSION CHIEF MEDICAL OFFICER BLUEPRINT MEDICINES BECKER HEWES, MD

PIONEER trial population is representative of the real world

PIONEER TRIAL: AYVAKIT ARM BASELINE CHARACTERISTICS

3 Symptom-directed treatments (median)

50.2 points Mean TSS (Possible range: 0-110)

57.5 points Mean MC-QoL score (Possible range: 0-100)

PATIENT JOURNEY VISIBLE IN U.S. CLAIMS DATA


1-YEAR
1 Severe Indolent SM Patient
2 Moderate Indolent SM Patient
Oncologist
Allergist
Gastroenterologist
Dermatologist
Other Events
ICD-10 Diagnosis Code Used in Encounter:
Systemic Mastocytosis (D4702)
Aggressive SM (C9621)
Cutaneous Mastocytosis (D4701)
Other / None
Other Events:
Emergency Room Visit
EpiPen Rx
SM-directed Symptomatic Rx

blueprint MEDICINES
AAAAI 2023 ANNUAL MEETING
Not for promotional use

1. Claims algorithm considers number & type of SM diagnosis codes, comorbidities including associated hematologic neoplasms (AHNs) and evidence of organ damage (e.g., splenomegaly, hepatomegaly, compromised bone, etc.), in addition to prescription therapies (e.g., trial of TKIs / cytoreductive therapies, cromolyn sodium, long-term steroid use, omalizumab, epi-pen, etc.). CM, cutaneous mastocytosis; ISM, indolent systemic mastocytosis. Both medical and pharmacy claims are captured.

28

AAAAI 2023 ANNUAL MEETING Not for promotional use 29 AYVAKIT showed consistent impact on all symptoms measured by the ISM - SAF 1. Blueprint Medicines PIONEER data 0.0 1.5 3.0 4.5 6.0 7.5 Flushing Itching Spots Brain Fog Dizziness Headache Bone Pain Fatigue Abdominal Pain Diarrhea Severity Nausea Mean absolute value of individual symptom score for AYVAKIT patients Baseline Week 24 Week 48 Diarrhea Severity Abdominal Pain Fatigue Bone Pain Headache Dizziness Brain Fog Spots Itching Flushing Nausea

AAAAI 2023 ANNUAL MEETING Not for promotional use 30 AYVAKIT showed rapid and sustained improvement on individual symptoms 1. Blueprint Medicines PIONEER data -50 -40 -30 -20 -10 0 10 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Baseline Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Percent Change from Baseline Abdominal Pain Diarrhea Severity Itching Spots PLACEBO (n=71) AYVAKIT (n=141)

AAAAI 2023 ANNUAL MEETING Not for promotional use 31 AYVAKIT induced responses in patients that deepened over time 1. Blueprint Medicines PIONEER data MEAN CHANGE IN TSS FOR AYVAKIT PATIENTS 61% 39% % with ≥30% TSS reduction at 48 weeks % with ≥50% TSS reduction at 48 weeks

AAAAI 2023 ANNUAL MEETING Not for promotional use 32 AYVAKIT demonstrated consistent impact on quality - of - life measures at 24 weeks 1. Blueprint Medicines PIONEER data Disease - specific QoL measure General QoL and health status measures 20.0% 12.3% 18.5% - 25.8% - 34.3% 12.1% 6.3% 4.5% - 6.8% - 17.9% - 40% - 30% - 20% - 10% 0% 10% 20% 30% 40% Percent Change from Baseline to 24 weeks Avapritinib 25 mg QD + BSC Placebo + BSC Higher = better Lower = better MC - QoL p=0.001 63% of AYVAKIT patients achieved a mild MC - QoL score by 48 weeks p=0.05 p=0.003 SF - 12 PCS SF - 12 MCS EQ VAS PGIS

AAAAI 2023 ANNUAL MEETING Not for promotional use 33 Open - label PIONEER part 3 will continue to generate important data on AYVAKIT 1. Blueprint Medicines PIONEER data Randomized PIONEER part 2 was not designed to assess polypharmacy reduction, however changes observed in patients treated with AYVAKIT included: 24% reduced or completely discontinued best supportive care medications 26% reduced or discontinued cromolyn for gastrointestinal symptoms Symptom benefit over time Quality of life impacts Long - term safety and tolerability Reduction in polypharmacy LONG - TERM FOLLOW - UP ON:

AAAAI 2023 ANNUAL MEETING Not for promotional use 34 Blueprint is the leader in SM, with AYVAKIT anchoring our franchise Statistically significant and clinically meaningful PIONEER data debuted at premiere allergy/immunology conference US and EMA regulatory submissions accepted May 22 US PDUFA date and launch readiness Practice - changing first - in - class systemic therapy for ISM upon approval

AAAAI 2023 ANNUAL MEETING Not for promotional use Q&A